Taxation	12 Months Ended
Mar. 31, 2025
Taxation
Taxation

6. Taxation
This note explains how our Group tax charge arises. The deferred tax section of the note also provides information on our expected future tax charges and sets out the tax assets held across the Group together with our view on whether or not we expect to be able to make use of these in the future.
Accounting policies
Income tax expense represents the sum of current and deferred taxes.
Current tax payable or recoverable is based on taxable profit for the year. Taxable profit differs from profit as reported in the consolidated income statement because some items of income or expense are taxable or deductible in different years or may never be taxable or deductible. The Group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the reporting period date.
The Group recognises provisions for uncertain tax positions when the Group has a present obligation as a result of a past event and management judge that it is probable that there will be a future outflow of economic benefits from the Group to settle the obligation. Uncertain tax positions are assessed and measured on an issue-by-issue basis within the jurisdictions that we operate either using management’s estimate of the most likely outcome where the issues are binary, or the expected value approach where the issues have a range of possible outcomes. The Group recognises interest on late paid taxes as part of financing costs, and, if applicable, classifies tax penalties as part of the income tax expense if the penalties are based on profits.
Deferred tax is the tax expected to be payable or recoverable in the future arising from temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. It is accounted for using the statement of financial position liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable temporary differences or taxable profits will be available against which deductible temporary differences can be utilised.
Such assets and liabilities are not recognised if the temporary difference, or net temporary difference in a transaction that gives rise to both taxable and deductible temporary differences, arises from the initial recognition (other than in a business combination) of assets and liabilities and affects neither the taxable profit nor the accounting profit. Deferred tax liabilities are also not recognised to the extent they arise from the initial recognition of non-tax
deductible goodwill.
Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint arrangements, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.
The carrying amount of deferred tax assets is reviewed at each reporting period date and adjusted to reflect changes in the Group’s assessment that sufficient taxable profits will be available to allow all the recognised asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the periods when the liability is settled or the asset realised, based on tax rates that have been enacted or substantively enacted by the reporting period date. The group does not discount deferred tax balances.
Tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they either relate to income taxes levied by the same taxation authority on either the same taxable entity or on different taxable entities which intend to settle the current tax assets and liabilities on a net basis.
Tax is charged or credited to the income statement, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognised in other comprehensive income or in equity.

Income tax expense	2025 €m	2024 € m	2023 € m

United Kingdom corporation tax expense:

Current year	59	70	4

Adjustments in respect of prior years	(8)	1	4

	51	71	8

Overseas current tax expense/(credit):

Current year	997	670	924

Adjustments in respect of prior years	(68)	25	(26)

	929	695	898

Total current tax expense	980	766	906

Deferred tax on origination and reversal of temporary differences:

United Kingdom deferred tax	(91)	(36)	(71)

Overseas deferred tax	1,357	(680)	(343)

Total deferred tax expense/(credit)	1,266	(716)	(414)

Total income tax expense	2,246	50	492
Tax charged/(credited) directly to other comprehensive income

	2025 €m	2024 € m	2023 € m

Current tax	(1)	2	3

Deferred tax	49	(579)	305

Total tax charged/(credited) directly to other comprehensive income	48	(577)	308
Tax charged directly to equity

	2025 €m	2024 € m	2023 € m

Current tax	4	–	–

Deferred tax	3	4	7

Total tax charged directly to equity	7	4	7
Factors affecting the tax expense in the year
The table below explains the differences between the expected tax expense, being the aggregate of the Group’s geographical split of profits multiplied by the relevant local tax rates and the Group’s total tax expense for each year.

	2025 €m	2024 € m	2023 € m

Continuing (loss)/profit before tax as shown in the consolidated income statement	(1,478)	1,620	13,074

(Loss)/profit at weighted average statutory tax rate	(729)	363	2,787

Impairment loss with no tax effect 1	1,361	–	18

Disposal of Group investments 2	146	174	(1,718)

Effect of taxation of associates and joint ventures, reported within (loss)/profit before tax	28	23	(125)

Deferred tax credit following revaluation of investments in Luxembourg	–	–	(393)

Previously unrecognised temporary differences and losses we expect to use in the future 3	–	(1,021)	(16)

Previously recognised temporary differences and losses we no longer expect to use in the future	25	–	–

Current year temporary differences (including losses) that we currently do not expect to use	33	84	81

Adjustments in respect of prior year tax liabilities	(108)	89	(29)

Impact of tax credits and irrecoverable taxes	108	147	80

Deferred tax on unremitted earnings	27	1	(6)

Effect of current year changes in statutory tax rates on deferred tax balances 4	721	(19)	35

Settlement of the VISPL tax cases	185	–	–

Financing costs and similar not deductible/(taxable) for tax purposes	137	214	(27)

Revaluation of assets for tax purposes in Türkiye 5	128	(65)	(338)

Expenses not deductible for tax purposes	184	60	143

Income tax expense	2,246	50	492
Notes:

1.
The Group recorded impairment charges of
€
4,350 million and
€
165 million with respect to the Group’s investments in Germany and Romania respectively, which are permanently non-deductible
for tax purposes.

2.
The amount for 2025 includes
€
164 million of tax in relation to the 10.33% disposal of Vantage Towers, offset by a
€
(109) million credit in relation to the
non-taxable
disposal of Indus Towers reduced by
€
56 million
non-deductible
settlement of MSA obligations that resulted in the release of the secondary pledge. The amount for 2024 includes
€
110 million of tax relating to income of the continuing Group presented in Discontinued Operations,
€
37 million in relation to the disposal of
M-Pesa
Holding Company Limited and
€
30 million in relation to the Vantage Towers disposal. The amount for 2023 relates to the disposal of Vantage Towers into a joint venture and the tax-exempt
disposals of Vodafone Hungary and Vodafone Ghana. See note 27 ‘Acquisitions and disposals’.

3.	The amount in 2024 includes € 1,019 million of additional losses recognised in Luxembourg.

4.	The amount for 2025 includes € 719 million in relation to a 1% corporate income tax rate reduction in Luxembourg.

5.	The amounts for 2025, 2024 and 2023 relate to inflation adjustments in Türkiye.

Deferred tax
The table below is an analysis of movements in the net deferred tax asset balance during the year.

	2025 €m	2024 € m

1 April	19,478	18,545

Adjustment relating to assets Held for Sale	–	(422)

Foreign exchange movements	95	(32)

(Charged) / credited to the income statement	(1,266)	716

(Charged) / credited directly to OCI	(49)	579

(Charged) / credited directly to equity	(3)	(4)

Indexation of the opening balance in respect of hyperinflation in Türkiye	(18)	96

Arising on acquisitions and disposals	(2)	–

31 March	18,235	19,478
Deferred tax assets and liabilities, before offset of balances within countries, are as follows:

	Amount credited/ (expensed) in income statement € m	Gross deferred tax asset € m	Gross deferred tax liability € m	Less amounts unrecognised € m	Net recognised deferred tax asset/ (liability) € m

Tangible assets	(6)	2,831	(1,133)	–	1,698

Intangible assets	133	266	(1,036)	(3)	(773)

Tax losses	(1,256)	31,367	–	(13,843)	17,524

Treasury related items	(43)	583	(214)	(568)	(199)

Temporary differences relating to revenue recognition	(28)	83	(789)	–	(706)

Temporary differences relating to leases	(28)	1,537	(1,340)	–	197

Other temporary differences	(38)	716	(209)	(13)	494

31 March 2025	(1,266)	37,383	(4,721)	(14,427)	18,235
Analysed in the balance sheet, after offset of balances within countries, as:

€m

Deferred tax asset	19,033

Deferred tax liability	(798)

31 March 2025	18,235
At 31 March 2024, deferred tax assets and liabilities, before offset of balances within countries, were as follows:

	Amount credited/ (expensed) in income statement € m	Gross deferred tax asset € m	Gross deferred tax liability € m	Less amounts unrecognised € m	Net recognised deferred tax asset/ (liability) € m

Tangible assets	(176)	2,656	(1,174)	10	1,492

Intangible assets	354	367	(1,177)	11	(799)

Tax losses	455	32,830	–	(14,051)	18,779

Treasury related items	19	594	(138)	(569)	(113)

Temporary differences relating to revenue recognition	(61)	2	(677)	–	(675)

Temporary differences relating to leases	(16)	1,576	(1,354)	–	222

Other temporary differences	141	892	(306)	(14)	572

31 March 2024	716	38,917	(4,826)	(14,613)	19,478
At 31 March 2024, analysed in the balance sheet, after offset of balances within countries, as:

€ m

Deferred tax asset	20,177

Deferred tax liability	(699)

31 March 2024	19,478

Factors affecting the tax charge in future years
The Group’s future tax charge, and effective tax rate, could be affected by several factors including tax reform in countries around the world, including any arising from the OECD’s or European Commission’s work on the taxation of the digital economy and European Commission initiatives such as the Minimum Tax directive, Business in Europe: Framework for Income Taxation ‘BEFIT’ or as a consequence of state aid investigations, future corporate acquisitions and disposals, any restructuring of our businesses and the resolution of open tax issues (see below).
The Group is routinely subject to audit by tax authorities in the territories in which it operates. The Group considers each issue on its merits and, where appropriate, holds provisions in respect of the potential tax liability that may arise. As at 31 March 2025, the Group holds provisions for such potential liabilities of
€
314 million (2024:
€
445 million). These provisions relate to multiple issues across the jurisdictions in which the Group operates.
As the tax impact of a transaction can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process, the amount ultimately paid may differ materially from the amount accrued and could therefore affect the Group’s overall profitability and cash flows in future periods. See note 29 ‘Contingent liabilities and legal proceedings’ to the consolidated financial statements.
The tables below present the gross amount and expiry dates of losses available for carry forward for the year ended 31 March 2025 and the comparative year ended 31 March 2024.

31 March 2025	Expiring within 5 years € m	Expiring beyond 5 years € m	Unlimited € m	Total € m

Losses for which a deferred tax asset is recognised	68	–	78,045	78,113

Losses for which no deferred tax is recognised	98	15,982	40,403	56,483

	166	15,982	118,448	134,596

31 March 2024	Expiring within 5 years € m	Expiring beyond 5 years € m	Unlimited € m	Total € m

Losses for which a deferred tax asset is recognised	20	–	80,224	80,244

Losses for which no deferred tax is recognised	313	15,653	40,378	56,344

	333	15,653	120,602	136,588
Deferred tax assets on losses in Luxembourg
Included in the table above are losses of
€
65,200 million (2024:
€
67,016 million) that have arisen in Luxembourg companies. A deferred tax asset of
€
15,563 million (2024:
€
16,714 million) has been recognised in respect of these losses, as we conclude it is probable that the Luxembourg entities will continue to generate taxable profits in the future against which we can utilise these losses. These tax losses principally arose from historical impairments, primarily following the acquisition of the Mannesmann Group in 2000. These losses also arose prior to the 2017 tax reform in Luxembourg and are available to carry forward indefinitely.
Losses incurred after the 2017 tax reform in Luxembourg, expire after 17 years and can only be used after any pre-existing
losses on a
first-in-first-out
basis. The Luxembourg companies have
€
15,958 million (2024;
€
15,933 million) of post-2017 losses, which will fully expire in 15 years. No deferred tax asset is recognised for these post-2017 losses on the basis that they are not forecast to be used prior to the expiry of their 17 year life.
We also have
€
9,136 million (2024:
€
9,136 million) of Luxembourg losses in a former Cable & Wireless Worldwide Group company, for which no deferred tax asset has been recognised as it is uncertain whether these losses will be utilised.
During the year, the Luxembourg Corporate Income Tax rate reduced by 1% causing a write-down of the
Luxembourg deferred tax asset
by
€
719
 million. There is no

cash

tax
impact. The Luxembourg companies utilised
€
1,815 million of their
pre-2017
losses in the current year, representing
€
433 million of the deferred tax asset and 2.8% of the recognised deferred tax asset.
Following restructuring in December 2022, which saw the Luxembourg companies dispose of their investments in the Group’s non-Luxembourg
operating companies, the profits and losses in Luxembourg are no longer expected to be significantly impacted by changes in the value of the Luxembourg companies’ investments. The recovery of the deferred tax asset is expected to be driven by the recurring profits of the Luxembourg companies.
These recurring profits are derived from the Group’s internal financing, centralised procurement, and international roaming activities. These activities have consistently generated taxable profits of over
€
1 billion per annum throughout their existence. The Group has reviewed the latest five-year forecasts for the Luxembourg companies, including their ability and the Group’s intention to continue to generate income beyond this period. The forecasts consider the impact of the current market conditions on the existing financing activities, including the current view of future interest rates, levels of intragroup financing, as well as the future profits generated from the procurement and roaming activities.
This assessment also included a review of the commercial structures supporting the profits generated from these activities and considered the factors, under the Group’s control, which could impact the ability of these activities to generate taxable profits. We have assessed that the current structure continues to be sustainable under the tax laws substantively enacted at the reporting period date and the Group’s intentions to keep these activities in Luxembourg remains unchanged.

Based on the current forecasts,
€
3,065 million (20%) (2024:
€
3,306 million) of the deferred tax asset is forecast to be used within the next 10 years, and
€
6,194 million (40%) (2024:
€
6,344 million) used within 20 years. The losses are projected to be fully utilised over the next 47 to
52
years (2024: 52 to 57 years).
The decrease in the recovery period compared to the prior year is principally a result of higher forecast interest rates, resulting in higher retained

margins on existing financing activities. An increase or decrease in the forecast income in Luxembourg in each year of
5%-10%
would change the period over which the losses will be fully utilised by 3 to 6 years either way. The Group uses different scenarios to forecast income to understand the impact that a change in interest rates or level of debt advanced by the Luxembourg companies could have on the recovery period of the losses.
The Group does not currently recognise deferred tax assets which are forecast to be used 60 years beyond the reporting period date.
Any future changes in tax law or the structure of the Group could have a significant effect on the use of the Luxembourg losses, including the period over which these losses can be utilised. On the basis that future changes in tax laws are unknown, the profit forecasts assume that existing tax laws continue.
Based on the above factors the Group concludes that it is probable that the Luxembourg companies will continue to generate taxable profits in the future against which it will use these losses
Deferred tax assets in the UK
The Group has a recognised
UK
deferred tax asset
of
€
2,566

m
illion
(2024:
€
2,485
 million). This consists primarily of excess capital allowances, which can be claimed on a reducing balance basis, held by the current UK tax group consisting of the UK operating company along with financing, holding and group service companies. The Group has reviewed the latest 5-year forecasts for the current UK tax group which incorporates the inherent risks of operating in the telecommunications sector. In the period beyond the
5-year
forecast we have reviewed the profits inherent in the terminal period taking into account the forecast level of external debt held by the Group and the future profitability of material UK entities including Vodafone UK.
Based on the current forecasts, the deferred tax asset is expected to be recovered over the next 46 years (2024: 27 years). The recovery period has increased compared to the prior year primarily due to an updated forecast of future taxable income arising in the UK tax group in addition to refinements to our modelling of future UK taxable income.
An increase or decrease in the forecast net taxable income in the current UK tax group in each year of 5%-10% would change the period over which the deferred tax asset will be fully utilised by 1-2 years either way.
The Group does not currently recognise deferred tax assets which are forecast to be used 60 years beyond the reporting period date.
Any future changes in tax law or the structure of the Group could have a significant effect on the use of the UK capital allowances and other deferred tax assets, including the period over which these can be utilised. On the basis that future changes in tax laws are unknown, the profit forecasts assume that existing tax laws continue.
Based on the above factors the Group concludes that it is probable that the current UK tax group will continue to generate taxable profits in the future against which it will use these capital allowances and other deferred tax assets.
In June 2023 we announced a binding agreement to combine our Vodafone UK business with Three UK to form a new merged UK business (the “merged UK Group”). Following the completion of this transaction merged UK Group will form a separate UK tax group, and the recognition of Vodafone UK’s deferred tax asset will be assessed by reference to the taxable profit forecast of that newly combined business. The deferred tax assets of the remainder of the UK group will be assessed by reference to the taxable profits generated by existing group service activities, brand and financing income, including that arising from lending into the merged UK group. We expect the recovery period of the deferred tax assets of both the merged UK group and the remainder of the UK group to be lower than 46 years at 31 March 2026.
The Group has capital losses amounting to
€
29,762 million (2024:
€
29,713 million) in respect of UK subsidiaries which are only available for offset against future capital gains and, due to the UK Substantial Shareholding Exemption rules, we do not believe it is probable we will utilise these losses such that no deferred tax asset has been recognised, as in the prior year.
Deferred tax assets on losses in Germany
The Group has a recognised deferred tax
asset
of
€
1,950 million (2024:
€
2,029 million) in Germany in respect of losses arising primarily on the write down of investments in Germany in 2000. The losses relate to German corporate tax and trade tax liabilities
,
and they do not expire. The Group concluded it is probable that the German business will generate sufficient taxable profits in the future against which we can utilise these losses. The Group has reviewed the latest five -year forecasts for the German business, and the inherent risks of operating in the telecommunications business. In the period beyond the
5-year
forecast, the Group continues to take into consideration the implications of the Growth Opportunities Act, substantively enacted in March 2024 which introduces new interest restriction rules applying to both corporate and trade tax and for which a grace-period to 31 December 2024 was introduced during the year. We expect to fully utilise the trade tax losses within
4-5
years, and corporate tax losses within
14-15
years.
Unremitted earnings
No deferred tax liability has been recognised in respect of a further
€
39,199 million (2024:
€
38,380 million) of unremitted earnings of subsidiaries because the Group is able to control the timing of the reversal of the temporary difference, and it is probable that such differences will not reverse in the foreseeable future. It is not practicable to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.
Pillar Two - Global Minimum Tax
The BEPS Pillar Two Minimum Tax legislation was enacted in July 2023 in the UK with effect from financial years commencing on or after 1 January 2024. The Group has applied the temporary exception under IAS 12 in relation to the accounting for deferred taxes arising from the implementation of the Pillar Two rules. The FY25 tax charge includes a current tax charge of
€
7 million relating to Pillar 2 income taxes.